SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2004

MASSBANK Corp.

(Exact name of Registrant as specified in its charter)

Delaware	0-15137	04-2930382
State or other Jurisdiction of Incorporation	(Commission File Number)	(I.R.S. Employee Identification Number)

123 Haven Street

Reading, MA 01867

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (781)662-0100

July 22, 2004

Page Two

Form 8-K

Item 7. Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) Exhibits

99.1     Press Release, dated July 21, 2004

Item 9. Regulation FD Disclosure (Information provided under Item 12 – Results of Operations and Financial Condition.)

On July 21, 2004, MASSBANK Corp. issued a Press Release reporting financial results for the second quarter of fiscal year 2004. A copy of the Press Release is being furnished as Exhibit 99.1 to this report and is incorporated into this report by reference.

Item 12 of Form 8-K, “Results of Operations and Financial Condition,” requires the Company to furnish the Press Release to the Securities and Exchange Commission. In accordance with interim guidance issued by the Securities and Exchange Commission in Release No. 33-8216, MASSBANK Corp. is furnishing the Press Release required by Item 12 under Item 9 of this report.

The information being furnished under Item 9 of this report shall not be considered “filed” for purposes of the Securities Exchange Act of 1934, as amended.

July 22, 2004

Page Three

Signatures:

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2004

MASSBANK Corp.

	By:	/s/ Reginald E. Cormier
	Name:	Reginald E. Cormier
	Title:	Sr.V.P.,Treasurer and CFO